UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 1, 2016

Date of Report (Date of earliest event reported)

WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35337	20-2783228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

395 Hudson Street

New York, New York 10014

(Address of principal executive offices, including zip code)

(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 1, 2016, WebMD Health Corp. issued a press release announcing its results for the quarter ended September 30, 2016. A copy of the press release is attached as Exhibit 99.1 to this Current Report. Exhibit 99.2 to this Current Report contains the financial tables that accompanied the press release. Exhibit 99.3 to this Current Report includes forward-looking financial information that accompanied the press release. Exhibit 99.4 to this Current Report contains an Annex to the press release entitled “Explanation of Non-GAAP Financial Measures.”

Exhibits 99.1 through 99.4 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall any of those exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

In Exhibits 99.1 through 99.3, we divide our revenue into four groups. Starting with the second quarter of 2016, we changed the name of one of those groups from “private portals services” revenue to “health services” revenue. This is a change solely to the name of the group and does not reflect any change from prior periods regarding the source of the revenue, which continues to be revenue from the services we market under the WebMD Health Services brand to employers and health plans for use by their employees and plan members.

Item 8.01.	Other Events.

The Board of Directors of WebMD Health Corp. has set Wednesday, June 7, 2017 as the date of WebMD’s 2017 Annual Meeting of Stockholders and Monday, April 17, 2017 as the record date for determining the stockholders entitled to vote at WebMD’s 2017 Annual Meeting.

Proposals that stockholders intend to present at the 2017 Annual Meeting must be received by WebMD’s Corporate Secretary (at the address provided below) no later than Friday, December 30, 2016 if they are to be eligible for consideration for possible inclusion in WebMD’s proxy statement and form of proxy relating to that meeting, unless the date of the meeting is changed, in which case WebMD will announce any change in that deadline when WebMD first announces the change in meeting date.

WebMD’s Amended and Restated By-laws establish an advance notice procedure with regard to director nominations and proposals by stockholders intended to be presented at an annual meeting, but not included in WebMD’s proxy statement. If a stockholder intends to submit a director nomination or a proposal at the 2017 Annual Meeting that is not intended for inclusion in WebMD’s proxy statement relating to that meeting, notice from the stockholder in accordance with the requirements in the WebMD Amended and Restated By-laws must be received by WebMD no later than March 9, 2017, unless the date of the meeting is changed, in which case WebMD will announce any change in the date by which the notice must be received by WebMD when WebMD first announces such change in meeting date. All such notices should be sent to: Corporate Secretary, WebMD Health Corp., 395 Hudson Street, New York, New York 10014.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Press Release, dated November 1, 2016, regarding the Registrant’s results for the quarter ended September 30, 2016

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Financial Guidance Summary accompanying Exhibit 99.1

99.4	Annex A to Exhibits 99.1 through 99.3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.

Dated: November 1, 2016	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 1, 2016, regarding the Registrant’s results for the quarter ended September 30, 2016

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Financial Guidance Summary accompanying Exhibit 99.1

99.4	Annex A to Exhibits 99.1 through 99.3